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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 9, 2011

THE MACERICH COMPANY
(Exact Name of Registrant as Specified in Charter)

MARYLAND (State or Other Jurisdiction of Incorporation)	1-12504 (Commission File Number)	95-4448705 (IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code (310) 394-6000

N/A
(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events

        The Macerich Company (the "Company") is re-issuing the historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2010, to reflect additional properties sold during the six months ended June 30, 2011 as discontinued operations in accordance with the requirements of FASB Accounting Standards Codification 205-20, Discontinued Operations. These reclassification adjustments have no effect on the Company's reported net income or loss attributable to common stockholders or funds from operations.

        As a result of the changes discussed above, the Company is updating "Item 6—Selected Financial Data," "Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations," "Item 8—Financial Statements and Supplementary Data," and Items 1 and 3 of Section (a) and (c) of "Item 15—Exhibits and Financial Statement Schedules." All other information contained in the Annual Report on Form 10-K for the year ended December 31, 2010 has not been updated or modified. For more recent information regarding the Company, please see the Company's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 25, 2011.

ITEM 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

        The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP)
23.2	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
Form 10-K, Item 15. Exhibits and Financial Statement Schedules (Items 1 and 3 only)
101	The Company's Form 8-K updating its Annual Report on Form 10-K for the year ended December 31, 2010, formatted in XBRL (Extensible Business Reporting Language): (1) the Consolidated Balance Sheets, (2) the Consolidated Statements of Operations, (3) the Consolidated Statements of Equity and Redeemable Noncontrolling Interests, (4) the Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements, tagged as blocks of text.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY
By: THOMAS E. O'HERN
September 9, 2011 Date	/s/ THOMAS E. O'HERN Senior Executive Vice President, Chief Financial Officer and Treasurer

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  ITEM 8.01. Other Events
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES